Exhibit 10.16

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

NINTH AMENDMENT TO COST SHARING AND IRU

AGREEMENT

THIS NINTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (this “Ninth Amendment”) is made and entered into as of the 23rd day of March, 2002, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company, (“Grantor”) and CABLE & WIRELESS USA, INC., a District of Columbia corporation, (“Grantee”).

RECITALS

A. Grantor and Grantee entered into that certain Cost Sharing and IRU Agreement dated May 25, 1999, as amended (collectively, the “Agreement”).

B. Grantee desires to obtain an IRU in additional fibers within the building located at [***] where the Grantor System is located and connecting Grantee’s facilities to Grantor System.

C. Grantor desires to convey to Grantee an IRU in certain additional fibers located at [***] as further specified herein, subject to and in accordance with the terms and conditions of the Agreement applicable to Metropolitan Fibers, except for IRU Term and as otherwise set forth in this Amendment.

In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE 1

NEW RISER SEGMENT

2.01    Grantor shall construct the Riser Segment identified in Exhibit “A” and grant to Grantee an exclusive IRU in the number of fibers identified in Exhibit “A” in accordance with the terms and conditions of the Agreement applicable to Metropolitan Fibers, except for the IRU Term and as otherwise set forth in this Amendment. The Term of the IRU in the Grantee Fibers within the Riser Segment identified in Exhibit “A” shall be five (5) years from the Acceptance Date.

2.02    Grantee shall pay to Grantor an initial IRU Contribution in the amount of $[***] for the Riser Segment identified in Exhibit “A”. The initial IRU Contribution for such Riser Segment shall be due and payable within five (5) days after the execution of this Amendment.

2.03    Grantee shall pay a remaining IRU Contribution in the amount of $[***] for the Riser Segment identified in Exhibit “A”. Upon the Acceptance Date for such Riser Segment, Grantor will send Grantee an invoice for payment of the remaining IRU Contribution and Grantee shall pay such invoiced amount within thirty (30) days after receipt of such invoice.

ARTICLE 3

MISCELLANEOUS

3.01    The Recitals are incorporated into this Ninth Amendment by this reference. Capitalized terms used but not defined in this Ninth Amendment shall have the respective meanings ascribed to them in the Agreement.

3.02    Except as amended by this Ninth Amendment, the original terms and conditions of the Agreement, as amended, shall continue in full force and effect and the Agreement, as amended, is hereby ratified and confirmed.

3.03    This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original but together which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Ninth Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company

By:
Title:	Sr. VP – GIS
Date:	March 23, 2002

CABLE & WIRELESS USA, INC., a District of Columbia corporation

By:
Title:	SVP, GO, Network & Systems
Date:	March 14, 2002

EXHIBIT “A”

1. Riser Segment Description

Location	Fiber Count	Type (On-Net or Off- Net)	Diverse or Non- Diverse to Riser Segment End Point	Riser Segment Interconnection Point	Riser Segment End Point
[***]	[***]	On-Net	Non-Diverse	[***]	[***]

2. IRU Contribution

Location	Initial IRU Contribution	Remaining IRU Contribution	Total Fixed Cost to Grantee
[***]	[***]	[***]	[***]

3